EXHIBIT 99.346

Optimization Models in Transmission Markets Paul Gribik Jim Kritikson Perot Systems Corporation Kritikson and Associates paul.gribik@ps.net jkritikson@yahoo.com

Topics California's Energy and Transmission Markets Coordination of Day-Ahead Energy and Transmission Markets A Physical Transmission Rights Alternative

California Market Structure California has a mix of several interrelated markets: Markets are defined by the commodities traded Energy Transmission Ancillary Services (Reserves and Regulation) Markets are defined by time-frame of the trade Day-ahead Hour-ahead Real-time

Energy Markets Structure allows multiple forward energy markets. Bilateral Markets Marketers develop their own trading and pricing rules. Schedule supplies and demands with the Independent System Operator (ISO) through Scheduling Coordinators (SCs). California Power Exchange (PX -- a particular SC) Day-ahead and hour-ahead auctions. A single real-time energy market run by ISO. Producers and consumers can select the energy markets in which they wish to trade.

Transmission Markets ISO runs day-ahead and hour-ahead transmission markets via Congestion Management (CM) process. PX and other SCs bid for transmission access. ISO also auctions transmission over longer terms Firm Transmission Rights (FTRs) are financial rights to collect congestion revenues. FTRs have physical tie-breaker rights. FTRs auctioned yearly by ISO FTRs can be traded freely in multiple secondary markets.

Interaction of Markets The energy and transmission markets interact. SCs buy the transmission required for their energy transactions. Several markets based on optimization models. ISO transmission markets. PX energy markets. Coordination of the markets depends upon modeling the interactions between markets in the transmission optimization processes.

Topics California's Energy and Transmission Markets Coordination of Day-Ahead Energy and Transmission Markets A Physical Transmission Rights Alternative

PX Day-Ahead Energy Market PX day-ahead energy market uses optimization. Minimize cost of supplies minus value of demands scheduled in each hour. Schedule at intersection of supply and demand curves. Price Quantity Demand Curve Supply Curve P* Q*

PX Day-Ahead Energy Market PX runs energy auctions in each hour of the day: Parties bid to sell energy Seller G1PX: (650 MWh @ $40/MWh) Seller G2PX: (700 MWh @ $50/MWh) Parties bid to buy energy Buyer D1PX: (100 MWh @ $80/MWh) Buyer D2PX: (600 MWh @ $70/MWh)

PX Energy Markets 0 0 80 0 40 80 100 40 80 100 40 70 650 40 70 650 50 70 700 50 70 700 50 0 1350 50 0 1350 90 0 1400 90 0 Supply & Demand curves intersect at (700 MWh, $50/MWh): G1PX schedules 650 MWh. G2PX schedules 50 MWh. D1PX schedules 100 MWh. D2PX schedules 600 MWh. If there is no congestion, ISO will accept these schedules. What if there is transmission congestion?

ISO Day-Ahead Transmission Market SCs bid for the transmission required for their energy schedules in each hour of the day. ISO allocates transmission capacity to SCs to maximize the value of the available transmission. ISO does not run a forward energy market. ISO does not arrange trades between SCs beyond those that the SCs arrange themselves.

Coordinating Energy and Transmission SCs develop preferred energy schedules. Schedules as if transmission were not a problem. SCs develop adjustment bids. In PX, for example, supplies indicate how much more they would want to sell if price rises and how much less they would want to sell if price falls. Demands do the same. ISO uses adjustment bids to determine the value of transmission to a SC. Cost to a SC of adjusting its schedule to alleviate congestion.

Transmission Optimization Model Objective: Minimize total cost over all SCs. Cost of supplies scheduled less value of demands scheduled in the hour as measured by adjustment bids submitted by SCs. Controls: Supplies and demands of all SCs in the hour. Constraints: DC power flow model. Path flows within limits. Each resource scheduled within range bid. Each SC's total supply equals its total demand.

Transmission and Energy Markets A B G1PX = 650 MWh G2PX= 50 MWh D1PX = 100 MWh D2PX = 600 MWh G3SC2 = 700 MWh D3SC2 = 100 MWh D4SC2 = 600 MWh PX Schedule Coordinator 2 1100 MWh Flow Limit Actual Flow 1150 MWh Scheduled Flow: 550 MWh Scheduled Flow: 600 MWh - PX submits its Initial Preferred Schedule to ISO. - SC2 also submits its Initial Preferred Schedule to ISO. - The combined schedules violate the transmission constraint between A and B.

Adjustment Bids A B 0 £ G1PX £ 650 @ $40/MWh 0 £ G2PX £ 700 @ $50/MWh 0 £ D1PX £ 100 @ $80/MWh 0 £ D2PX £ 600 @ $70/MWh 0 £ G3SC2 £ 800 @ $45/MWh 0 £ D3SC2 £ 100 @ $90/MWh 0 £ D4SC2 £ 600 @ $60/MWh PX Schedule Coordinator 2 1100 MWh Flow Limit - PX can serve D2PX using either G1PX or G2PX . Difference in cost is $10/MWh. This is the value of transmission to PX. - SC2 can serve D4SC2 using G3SC2 or curtail D4SC2 . Difference in cost is $15/MWh. This is the value of transmission to SC2.

Adjustment Bids



PX
MC_A^PX = $40/MWh
MC_B^PX = $50/MWh
G_1^PX = 600 @ $40/MWh
D_1^PX = 100 @ $80/MWh
Scheduled Flow: 500 MWh
G_2^PX = 100 @ $50/MWh
D_2^PX = 600 @ $70/MWh
Actual Flow 1100 MWh
A
B
1100 MWh Flow Limit
Transmission Charge = $10/MWh
G_3^SC2 = 700 @ $45/MWh
D_3^SC2 = 100 @ $90/MWh
Scheduled Flow: 600 MWh
D_4^SC2 = 600 @ $60/MWh
MC_A^SC2 = $45/MWh
MC_B^SC2 = $55/MWh
Schedule Coordinator 2

ISO first allocates transmission to SC2 since it values it the most:
Value to PX is $10/MWh. Value to SC2 is $15/MWh.
ISO prices transmission at value to the marginal user (the PX in this case).

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Locational Marginal Costs for PX If D1PX were to increase by 1 MWh: PX would increase G1PX by 1 MWh. Cost of energy from G1PX is $40/MWh. PX's marginal cost at location A is $40/MWh. If D2PX were to increase 1 MWh: PX would increase G2PX by 1 MWh. Cost of energy from G2PX is $50/MWh. PX's marginal cost at location B is $50/MWh. PX's marginal value for transmission is $10/MWh.

Locational Marginal Costs for SC2

- If D_3^{SC2} were to increase by 1 MWh:
  - SC2 would increase G_3^{SC2} by 1 MWh.
  - Cost of energy from G_3^{SC2} is $45/MWh.
  - SC2's marginal cost at location A is $45/MWh.
- If D_4^{SC2} were to increase by 1 MWh:
  - ISO would take 1 MW of transmission from PX and allocate it to SC2.
    - SC2 would increase G_3^{SC2} by 1 MWh (Cost increase of $45/MWh).
    - PX would decrease G_1^{PX} by 1 MWh (Cost decrease of $40/MWh).
    - PX would increase G_2^{PX} by 1 MWh (Cost increase of $50/MWh).
  - SC2's marginal cost at location B is $55/MWh
    - ($45/MWh−$40/MWh+$50/MWh).
- SC2's marginal value for transmission is $10/MWh.
  - Transmission cost is the same for the PX and SC2.

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PX Payments and Charges

- PX Locational MC at A is \$40/MWh:
  - PX payment to G_1^{PX} = 600 MWh × \$40/MWh = \$24,000.
  - PX charge to D_1^{PX} = 100 MWh × \$40/MWh = \$4,000.
- PX Locational MC at B is \$50/MWh:
  - PX payment to G_2^{PX} = 100 MWh × \$50/MWh = \$5,000.
  - PX charge to D_2^{PX} = 600 MWh × \$50/MWh = \$30,000.
- ISO Transmission Congestion Cost is \$10/MWh:
  - PX payment to ISO = 500 MWh × \$10/MWh = \$5,000.
- Sum of PX's payments = \$34,000.
- Sum of PX's charges = \$34,000.

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Results ISO clears its day-ahead transmission market: ISO allocates congested transmission to the SCs that place the highest value on the capacity. ISO does not run a forward energy market. The ISO does not arrange energy trades between SCs. The SCs arrange their own voluntary trades. Each SC's day-ahead energy market is "cleared." SC's scheduled supplies equal its scheduled demands. Cost of SC's supplies minus value of SC's demands is minimized given the transmission capacity ISO allocates to SC.

Results SCs able to use locational marginal cost pricing. Locational marginal costs depend upon the SC. ISO uses marginal cost pricing for transmission. Congestion charges depend upon the difference between a SC's locational marginal costs. Difference between marginal costs at two locations does not depend upon the SC. Congestion price for moving energy from one location to another is independent of the SC.

Results Markets that use the resulting marginal costs to set energy prices are revenue neutral. For example, PX payments to suppliers plus PX congestion payments to ISO equal PX charges to demands. Total of ISO's congestion charges to SCs is equal to ISO's payments to transmission owners.

Topics California's Energy and Transmission Markets Coordination of Day-Ahead Energy and Transmission Markets A Physical Transmission Rights Alternative

Physical Transmission Rights Many participants do not want ISO to adjust their schedules in its congestion management process. Presently, ISO adjusts schedules to relieve congestion. Require that a participant have physical transmission rights on paths over which its power will flow. FTRs become physical rights required to send power over paths. FTRs are not financial rights. ISO does not pay FTR owners "congestion revenues." FTRs traded in SCs' markets like energy.

Coordination Issue How would an SC coordinate energy and transmission trading in its market? We will look at a possible market design.

Combining Energy & Transmission Trading in an SC's Market SC participants required to bid by location. Specify location for energy supplies and demands. FTR owners could bid to sell their transmission rights in SC market. Bid specifies path, capacity, price. Parties could bid to buy FTRs in SC market. These FTRs could be scheduled with other SCs.

Schedule energy and transmission to: Minimize cost of energy supplies scheduled less value of energy demands scheduled plus cost of FTRs acquired less value of FTRs sold Subject to DC power flow model Flow scheduled on each path is less than or equal to net FTRs purchased by SC on path. Combining Energy & Transmission Trading in an SC's Market

Energy & Transmission Trading A B 0 £ GA1 £ 300 @ $15/MWh 0 £ GA2 £ 300 @ $30/MWh 0 £ DA1 £ 200 @ $200/MWh 0 £ GB1 £ 150 @ $50/MWh 0 £ GB2 £ 300 @ $55/MWh 0 £ DB1 £ 300 @ $100/MWh FTR Offer: 0 £ FTRA->B £ 200 @ $15/MWh SC schedules to minimize: cost of supply schedules less value of demand schedules plus cost of transmission rights acquired.

Energy & Transmission Trading


$G_{A1}^{SC} = 300$
$0 \le G_{A1} \le 300$
@ $15/MWh
$G_{A2}^{SC} = 100$
$0 \le G_{A2} \le 300$
@ $30/MWh
$D_{A1}^{SC} = 200$
$0 \le D_{A1} \le 200$
@ $200/MWh
$G_{B1}^{SC} = 100$
$0 \le G_{B1} \le 150$
@ $50/MWh
$G_{B2}^{SC} = 0$
$0 \le G_{B2} \le 300$
@ $55/MWh
$D_{B1}^{SC} = 300$
$0 \le D_{B1} \le 300$
@ $100/MWh
A
B
$FTR_{A->B}^{SC} = 200$
$0 \le FTR_{A->B} \le 200$
@ $15/MWh
MC_A^{energy} = $30/MWh
MC_B^{energy} = $50/MWh
$MV_{A->B}^{Trans}$ = $20/MWh

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Marginal Costs in Combined Market If DA1SC were to increase by 1 MWh: SC would increase GA2SC by 1 MWh at $30/MWh. SC's marginal energy cost at location A is $30/MWh. If DB1SC were to increase 1 MWh: SC would increase GB1SC by 1 MWh at $50/MWh. SC's marginal energy cost at location B is $50/MWh. If 1 MW of capacity on path A->B were available: SC would increase GA2SC by 1 MWh at $30/MWh and decrease GB1SC by 1 MWh saving $50/MWh. SC's marginal value for capacity on A->B is $20/MWh.

SC charges to participants: SC charges DA1 $30/MWh ´ 200 MWh = $6,000 SC charges DB1 $50/MWh ´ 300 MWh = $15,000 SC payments to participants: SC pays GA1 $30/MWh ´ 300 MWh = $9,000 SC pays GA2 $30/MWh ´ 100 MWh = $3,000 SC pays GB1 $50/MWh ´ 100 MWh = $5,000 SC pays GB2 $50/MWh ´ 0 MWh = $0 SC pays FTRA->B $20/MWh ´ 200 MWh = $4,000 Total charges = Total payments = $21,000. Energy & Transmission Settlements

Results SC settles the schedules at marginal prices. Each energy supply is paid the locational marginal cost for its schedule. Each energy demand is charged the locational marginal cost for its schedule. FTRs sold and bought are settled at the marginal value of capacity on the individual paths. SC is revenue neutral. Total payments to suppliers of energy and FTRs equals total charges to purchasers of energy and FTRs.

Results Each participant's energy and FTR schedule appears to optimal for that participant. Make any change to the SC's schedule for a participant that satisfies the constraints specified in its bid: Increase in revenues will be less than or equal to the increase in bid cost for supplies and transmission. Increase in payments will be greater than or equal to increase in bid value of service for demands. No incentive to make unilateral change to SC schedule.

Transparency in Combined Market An individual participant can check validity of prices and schedules. Uniform prices. Individual optimality of schedules.

Conclusion ISO congestion management optimization process provides for coordination of separate energy markets with the transmission market. Alternative using physical rights is possible. The several markets would trade both energy and transmission. The individual markets would coordinate energy and transmission trading internally.